Exhibit 99.1

Monotype Announces First Quarter 2016 Results

Company continues to see strong growth in Creative Professional business

WOBURN, Mass.--(BUSINESS WIRE)--April 29, 2016--Monotype Imaging Holdings Inc. (Nasdaq: TYPE), a leading provider of typefaces, technology and expertise for creative applications and consumer devices, today announced financial results for the first quarter ended March 31, 2016.

First quarter 2016 highlights

  Revenue for the quarter was $49.8 million, an increase of 8 percent, year over year.
  Creative Professional revenue was $23.9 million, up 17 percent.
  Non-GAAP net adjusted EBITDA was $16.6 million, or 33 percent of revenue.
  Cash and cash equivalents stood at $95.4 million.

“Monotype had a solid first quarter, driven by a strong performance from our Creative Professional business,” said Scott Landers, president and chief executive officer of Monotype. “Brands continue to turn to Monotype for solutions that help them reach customers across the ever-expanding digital ecosystem. Our ability to satisfy new customer use cases continues to be a growth driver in our Creative Professional business.”

Joe Hill, executive vice president and chief financial officer of Monotype, said, “We have aligned our investments to expand the value we offer to brands, and are seeing that translate into new revenue opportunities within our Creative Professional business, which now represents nearly half of our total revenue. We plan to continue to invest and innovate in areas that both encourage and improve the use of type across a variety of new digital mediums.”

First quarter 2016 operating results

Revenue for the quarter increased eight percent to $49.8 million, compared to $46.0 million for the first quarter of 2015. Creative Professional revenue was $23.9 million, a 17 percent increase from the first quarter of 2015. OEM revenue was $25.9 million, an increase of two percent from the same period in 2015.

Net income was $5.4 million, compared to $7.4 million in the first quarter of 2015. Earnings per diluted share were $0.13, compared to $0.18 in the prior year quarter.

Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense and acquisition-related contingent consideration expense, net of taxes, was $9.5 million, compared to $10.5 million in the first quarter of 2015. Non-GAAP earnings per diluted share were $0.24 compared to $0.26 in the prior year period.

Non-GAAP net adjusted EBITDA was $16.6 million, or 33 percent of revenue, compared to $16.2 million in the first quarter of 2015.

Cash and cash flow

Monotype had cash and cash equivalents of $95.4 million as of March 31, 2016, compared to $87.5 million as of December 31, 2015 and $78.8 million as of March 31, 2015. The company generated $11.2 million of cash from operations in the first quarter of 2016.

Quarterly dividend

Monotype’s most recent dividend payment of $0.11 per share was paid on April 21, 2016, to shareholders of record as of April 1, 2016. The next dividend payment of $0.11 per share will be paid on July 21, 2016 to shareholders of record as of the close of business on July 1, 2016.

Financial outlook

For the second quarter of 2016, Monotype expects revenue in the range of $47.0 million to $50.0 million. The company anticipates second quarter 2016 non-GAAP net adjusted EBITDA in the range of $15.0 million to $17.5 million, GAAP earnings per diluted share in the range of $0.11 to $0.15 and non-GAAP earnings per diluted share in the range of $0.22 to $0.26.

The company is reiterating its full year 2016 guidance, which expects revenue in the range of $202.0 million to $208.0 million. Monotype expects full year 2016 non-GAAP net adjusted EBITDA in the range of $72.0 million to $77.0 million, GAAP earnings per diluted share in the range of $0.63 to $0.71 and non-GAAP earnings per diluted share in the range of $1.08 to $1.16.

Conference call details

Monotype will host a conference call on Friday, April 29, 2016, at 8:30 a.m. EDT to discuss the company’s first quarter 2016 results. Individuals who are interested in listening to the audio webcast should log on to the “Investors” portion of the “Company” section of Monotype’s website at www.monotype.com. The live call can also be accessed by dialing 877-201-0168 (domestic) or 647-788-4901 (international) using passcode 91312647. If individuals are unable to listen to the live call, the audio webcast will be archived in the Investors portion of the company’s website for one year.

Non-GAAP financial measures

This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements

This press release may contain forward-looking statements including those related to future revenues and operating results, the growth of the company’s Creative Professional business and OEM business, the execution of the company’s growth strategy and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for fonts and other digital assets or products that incorporate the company’s solutions; risks associated with the company’s ability to integrate products, services and employees from acquired companies in a timely manner or at all; risks associated with increased competition, which may result in the company losing customers or force it to reduce prices; risks associated with the development and market acceptance of new products, product features or services; risks associated with the company’s ability to adapt its products or services to new markets or customer uses and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype

Monotype is a leading global provider of typefaces, technology and expertise that enable the best user experience and ensure brand integrity. Headquartered in Woburn, Mass., Monotype provides customers worldwide with typeface solutions for a broad range of creative applications and consumer devices. The company’s libraries and e-commerce sites are home to many of the most widely used typefaces – including the Helvetica®, Frutiger® and Univers® families – as well as the next generation of type designs. Further information is available at www.monotype.com. Follow Monotype on Twitter, Instagram and LinkedIn.

Monotype, Helvetica and Frutiger are trademarks of Monotype Imaging Inc. registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. Univers is a trademark of Monotype GmbH registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. All other trademarks are the property of their respective owners. ©2016 Monotype Imaging Holdings Inc. All rights reserved.

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands)

	March 31, 2016	December 31, 2015

Assets
Current assets:
Cash and cash equivalents	$95,441	$87,520
Accounts receivable, net of allowance for doubtful accounts	16,378	15,179
Income tax refunds receivable	2,132	2,558
Prepaid expenses and other current assets	3,857	3,846
Total current assets	117,808	109,103
Property and equipment, net	14,637	15,204
Goodwill	187,514	185,735
Intangible assets, net	67,982	69,264
Restricted cash	9,323	9,304
Other assets	3,104	3,177
Total assets	$400,368	$391,787

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,281	$1,385
Accrued expenses and other current liabilities	19,507	21,422
Accrued income taxes payable	1,094	2,395
Deferred revenue	9,932	10,086
Total current liabilities	32,814	35,288
Other long-term liabilities	7,480	6,914
Deferred income taxes	38,756	35,159
Reserve for income taxes, net of current portion	2,376	2,316
Accrued pension benefits	5,199	4,928
Stockholders’ equity:
Common stock	43	42
Additional paid-in capital	259,865	256,215
Treasury stock, at cost	(50,455)	(50,455)
Retained earnings	109,795	108,908
Accumulated other comprehensive loss	(5,505)	(7,528)
Total stockholders’ equity	313,743	307,182
Total liabilities and stockholders’ equity	$400,368	$391,787

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2016	2015
Revenue	$49,842	$46,046
Cost of revenue	8,319	7,410
Cost of revenue—amortization of acquired technology	1,131	1,133
Total cost of revenue	9,450	8,543
Gross profit	40,392	37,503
Operating expenses:
Marketing and selling	14,087	12,976
Research and development	7,336	5,799
General and administrative	8,849	6,899
Amortization of other intangible assets	735	702
Total operating expenses	31,007	26,376
Income from operations	9,385	11,127
Other (income) expense:
Interest expense	162	346
Interest income	(54)	(112)
Other expense (income), net	812	(23)
Total other expense	920	211
Income before provision for income taxes	8,465	10,916
Provision for income taxes	3,107	3,559
Net income	$5,358	$7,357
Net income available to common stockholders—basic	$5,218	$7,211
Net income available to common stockholders—diluted	$5,219	$7,212

Net income per common share:
Basic	$0.13	$0.19
Diluted	$0.13	$0.18

Weighted average number of shares outstanding:
Basic	39,122,649	38,829,169
Diluted	39,521,619	39,522,139
Dividends declared per common share	$0.11	$0.10

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended March 31,
	2016	2015 (2)
Income from operations	$9,385	$11,127
Depreciation and amortization	2,874	2,302
Share based compensation	3,778	2,771
Contingent consideration adjustment (1)(3)	578	—
Net adjusted EBITDA	$16,615	$16,200

(1) In November 2015, we revised our definition of non-GAAP net adjusted EBITDA to exclude the impact of acquisition-related contingent consideration adjustments.
(2) Non-GAAP net adjusted EBITDA for the three months ended March 31, 2015 has been restated to add back the impact of acquisition-related contingent consideration adjustments in accordance with our revised definition of non-GAAP net adjusted EBITDA.
(3) The 2016 amount includes $0.6 million of expense associated with the deferred compensation arrangement resulting from the Amendment to the Swyft Merger Agreement.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

	Three Months Ended March 31,
	2016	2015 (2)
GAAP net income	$5,358	$7,357
Amortization, net of tax	1,181	1,237
Share based compensation, net of tax	2,391	1,868
Contingent consideration adjustment, net of tax (1)(3)	578	—
Non-GAAP net income	$9,508	$10,462

(1) In November 2015, we revised our definition of non-GAAP earnings per diluted share to exclude the impact of acquisition-related contingent consideration adjustments.
(2) Non-GAAP net income for the three months ended March 31, 2015, has been restated to add back the impact of acquisition-related contingent consideration adjustments, net of tax, in accordance with our revised definition of non-GAAP net income.
(3) The 2016 amount includes $0.6 million of expense associated with the deferred compensation arrangement resulting from the Amendment to the Swyft Merger Agreement.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP EARNINGS PER DILUTED SHARE TO NON-GAAP EARNINGS PER DILUTED SHARE

	Three Months Ended March 31,
	2016	2015 (2)
GAAP earnings per diluted share	$0.13	$0.18
Amortization, net of tax	0.03	0.03
Share based compensation, net of tax	0.07	0.05
Contingent consideration adjustment, net of tax (1)(3)	0.01	—
Non-GAAP earnings per diluted share	$0.24	$0.26

(1) In November 2015, we revised our definition of non-GAAP earnings per diluted share to exclude the impact of acquisition-related contingent consideration adjustments.
(2) Non-GAAP earnings per diluted share for the three months ended March 31, 2015, has been restated to add back the impact of acquisition-related contingent consideration adjustments, net of tax, in accordance with our revised definition of non-GAAP earnings per diluted share.
(3) The 2016 amount includes $0.6 million, or $0.01 per share, of expense associated with the deferred compensation arrangement resulting from the Amendment to the Swyft Merger Agreement.

OTHER INFORMATION

Share based compensation is comprised of the following:

	Three Months Ended March 31,
	2016	2015
Marketing and selling	$1,581	$1,266
Research and development	813	542
General and administrative	1,384	963
Total expensed	3,778	2,771
Property and equipment	—	42
Total share based compensation	$3,778	$2,813

MARKET INFORMATION

The following table presents revenue for our two major markets:

	Three Months Ended March 31,
	2016	2015
Creative Professional	$23,915	$20,504
OEM	25,927	25,542
Total	$49,842	$46,046

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands, except share and per share data)

RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO FORECAST NON-GAAP EARNINGS PER DILUTED SHARE

	Low End of Guidance	High End of Guidance
	Q2 2016	Q2 2016
GAAP net income	$4,300	$5,800
Amortization, net of tax	1,200	1,200
Share-based compensation, net of tax	2,700	2,700
Contingent consideration adjustment, net of tax	600	600
Non-GAAP net income	$8,800	$10,300

GAAP earnings per diluted share	$0.11	$0.15
Amortization, net of tax, per diluted share	0.03	0.03
Share-based compensation, net of tax, per diluted share	0.07	0.07
Contingent consideration adjustment, net of tax, per diluted share	0.01	0.01
Non-GAAP earnings per diluted share	$0.22	$0.26

Weighted average diluted shares used to compute earnings per share	39,800,000	39,800,000

Assumes 36% effective tax rate.

	Low End of Guidance	High End of Guidance
	2016	2016
GAAP net income	$25,000	$28,200
Amortization, net of tax	4,700	4,700
Share-based compensation, net of tax	10,900	10,900
Contingent consideration adjustment, net of tax	2,300	2,300
Non-GAAP net income	42,900	46,100

GAAP earnings per diluted share	$0.63	$0.71
Amortization, net of tax, per diluted share	0.12	0.12
Share-based compensation, net of tax, per diluted share	0.27	0.27
Contingent consideration adjustment, net of tax, per diluted share	0.06	0.06
Non-GAAP earnings per diluted share	$1.08	$1.16

Weighted average diluted shares used to compute earnings per share	39,800,000	39,800,000

Assumes 36% effective tax rate.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP OPERATING INCOME
TO FORECAST NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance	High End of Guidance
	Q2 2016	Q2 2016
GAAP operating income	$7,300	$9,800
Depreciation and amortization	2,900	2,900
Share-based compensation	4,200	4,200
Contingent consideration adjustment	600	600
Non-GAAP net adjusted EBITDA	$15,000	$17,500

	Low End of Guidance	High End of Guidance
	2016	2016
GAAP operating income	$41,800	$46,800
Depreciation and amortization	11,100	11,100
Share-based compensation	16,800	16,800
Contingent consideration adjustment	2,300	2,300
Non-GAAP net adjusted EBITDA	$72,000	$77,000

CONTACT:
Investor Relations:
Monotype
Christopher Brooks, 781-970-6120
ir@monotype.com